Exhibit 10.2

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”), dated as of February 18, 2025, is entered into by and among (i) MINIM, INC., a Delaware corporation (the “Company”), and (ii) CAO, YU, an individual, HU-BIN, an individual, and Youxin Consulting Limited, a Hong Kong company (each of the foregoing in (ii), a “Purchaser” and collectively, the “Purchasers”). All capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

W I T N E S E T H:

 WHEREAS, the Company and the Purchasers have entered into that certain Securities Purchase Agreement, dated as of November 12, 2024 (the “Purchase Agreement”); and

 WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Purchase Agreement. The Outside Date in Section IV.16(b)(ii) of the Purchase Agreement is hereby amended by deleting “December 31, 2024” and replacing it with “December 31, 2025.”

2. Miscellaneous.

(a) Governing Law. This Amendment shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would result in the application of the Law of any other jurisdiction.

(b) Effect on Transaction Documents. The terms and provisions set forth in this Amendment shall amend and supersede the terms and provisions of the Purchase Agreement solely to the extent set forth in Section 1 above, and except as expressly amended in Section 1 above, the Purchase Agreement shall remain in full force and effect. All references in the Purchase Agreement and the Transaction Documents to the Purchase Agreement shall be deemed to refer to such agreement as amended by this Amendment.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature Page Follows

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

COMPANY:

MINIM, INC.

By:	/s/ David Lazar
	Name:	David Lazar
	Title:	CEO and Chairman

[Amendment No 1 to Securities Purchase Agreement]

PURCHASERS

/s/ Cao, Yu
Cao, Yu

/s/ Hu-Bin
Hu-Bin

Youxin Consulting Limited

By:	/s/ Li Wai Chung
	Name:	Li Wai Chung
	Title:	Authorized Signatory

[Amendment No 1 to Securities Purchase Agreement]

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